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                                                                   EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended March 31, 2003, I, Ronald D. Hunter, Chairman and Chief Executive Officer of Standard Management Corporation, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:


                  (1)      such Report fully complies with the
                           requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management
                           Corporation.

May 14, 2003



/s/ Ronald D. Hunter
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Ronald D. Hunter
Chairman and Chief Executive Officer